EXHIBIT 99.1

FOR IMMEDIATE RELEASE

EFFECTIVE JAN. 1, 2016

Prime Meridian Names Guemple CFO

TALLAHASSEE, FL – The Boards of Directors of Prime Meridian Holding Co. (OTCQX: PMHG) and Prime Meridian Bank have appointed R. Randy Guemple, CPA, to serve as CFO and principal financial officer, effective Jan. 1, 2016, coinciding with the retirement of their current CFO, Kathleen C. Jones.

Guemple, 64, is Executive Vice President of PMHG’s wholly-owned subsidiary, Prime Meridian Bank, and has served as a member of the Board of Directors of the Company since 2010 and the Board of Directors of the Bank since 2007. He will continue to serve in those capacities.

Guemple has worked closely with Jones since July, 2015, as part of the planned transition.

Guemple was formerly Executive Vice President, Chief Operating Officer, and Chief Financial Officer of First Bank of Florida in West Palm Beach, Florida where he also served on both the Bank and Holding Company Boards of Directors. He is a member and Past Chairman of the Board of Trustees for the Tallahassee Memorial Healthcare Foundation, Inc. He is a Director Emeritus of Elder Care Services, Inc. and served as the Executive Director of the Leon County Educational Facilities Authority.

Jones was part of the team which formed both Prime Meridian Bank and its Holding Company. She has been a member of both Boards of Directors since 2010. She will continue to serve on the Boards of both PMHG and the Bank. Prior to her tenure at Prime Meridian, Jones spent 36 years with SunTrust Bank in Tallahassee and its predecessor institutions.

Complete SEC filings and other pertinent shareholder information may be found online at the Company’s Investor Relations website: http://investors.primemeridianbank.com.

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932

CONTACT:	Sammie D. Dixon, President and Chief Executive Officer (850) 907-2301 Prime Meridian Holding Company Website: www.primemeridianbank.com

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify these forward-looking statements. Any forward-looking statements contained in this press release are based on the historical performance of the Company and its subsidiary or on the Company’s current plans, estimates and expectations. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to various risks, uncertainties, and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. These factors should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Form 10-K for the year ended December 31, 2014, and other reports and statements the Company has filed with Securities and Exchange Commission which are available at the SEC’s website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932